SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant To Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 1998
                                                  -----------------


                        PHILADELPHIA SUBURBAN CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


 Pennsylvania                         1-6659                      23-1702594
 ------------                         ------                      ----------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)                Identification
incorporation)                                                     Number)



   762 Lancaster Avenue, Bryn Mawr, Pennsylvania                    19010
   ---------------------------------------------                    -----
      (Address of principal executive offices)                   (Zip Code)


                                 (610) 527-8000
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 4.           Results of Vote of Security Holders
                  -----------------------------------

                  The Special Meeting of Shareholders of Philadelphia Suburban Corporation ("PSC") was held on November 16, 1998 at the headquarters of the Company, 762 W. Lancaster Avenue, Bryn Mawr, Pennsylvania, pursuant to the Notice sent on or about October 2, 1998 to all shareholders of record at the close of business on September 18, 1998. At that meeting, the shareholders were asked to act upon the following proposals:

                  1. Approval of the Amended and Restated Agreement and Plan of Merger, dated as of August 5, 1998 (the "Merger Agreement"), by and among PSC, Consumers Acquisition Company
                  ("Acquisition") and Consumers Water Company ("Consumers"), providing for the merger of Consumers with and into Acquisition, a wholly-owned subsidiary of PSC.

                                                                                                 Broker
                       For                  Against                  Abstentions                Non-Vote
                       ---                  -------                  -----------                --------
                   20,029,416               188,612                    177,946                        0

                  2. Approval of an amendment to PSC's Articles of Incorporation increasing the authorized shares of PSC common stock, par value $.50 per share from 40,000,000 to 100,000,000.

                                                                                                  Broker
                       For                  Against                  Abstentions                 Non-Vote
                       ---                  -------                  -----------                 --------
                   18,675,085               1,511,642                  209,247                         0


                  3. Approval of an amendment to PSC's 1994 Equity Compensation Plan (the "Equity Compensation Plan") to increase from 1,900,000 to 2,900,000, the aggregate authorized shares of the PSC Common Stock that may be issued or transferred under the Equity Compensation Plan and to adopt certain other amendments to the terms of the Equity Compensation Plan necessary for the issuance of options to holders of options to purchase Consumers Common Stock pursuant to the Merger Agreement

                                                                                                 Broker
                       For                  Against                  Abstentions                Non-Vote
                       ---                  -------                  -----------                --------
                    18,620,728              1,357,866                  417,380                        0


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

Item 5.           Other Events
                  ------------

                  The disclosure contained in the Press Release attached hereto as Exhibit 1 is incorporated by reference herein.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          PHILADELPHIA SUBURBAN CORPORATION




Date:  November 18, 1998                         /s/ Roy H. Stahl
                                          ---------------------------------
                                          Name:   Roy H. Stahl
                                          Title:  Senior Vice President and
                                                  General Counsel

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                      Page
-------                                                      ----

    1    Press release dated November 16, 1998                  6





















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